Exhibit 99.1


                    SEPARATION AGREEMENT AND GENERAL RELEASE


     THIS SEPARATION AGREEMENT AND GENERAL RELEASE is made and entered into this 4th day of January, 2005 by and between Jonathan G. Young (hereinafter referred to as "Employee") and Pinnacle Airlines Inc., (hereinafter referred to as "the Company").


     WHEREAS, Employee's employment with the Company terminated on January 4, 2005. The Company and Employee desire to effect a severance of Employee's employment with the Company on the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual promises herein, the parties agree as follows:

         1. Non-Admission of Liability.

         Neither this Separation Agreement and General Release nor the Company's offer to enter into this Separation Agreement and General Release shall in any way be construed as an admission by the Company that it has acted wrongfully with respect to Employee or any other person, or that Employee has any rights whatsoever against the Company, and the Company specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of itself, its employees or its agents.


         2. Consideration.

         In full consideration and as material inducement for Employee's signing of this Agreement and General Release, the Company will:

                  a. pay Employee twenty-six (26) separation payments in the gross amount of $6483.20, less legal deductions, paid bi-weekly, in accordance with the normal pay policies of the Company; and




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b.                         provide  information  regarding COBRA to you by mail.
                           Employee will be permitted to exercise his rights under the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA"); and the Company will pay this monthly premium for one year or until the Employee has other health coverage.

c. pay Employee a lump sum amount equal to 32.34 hours of accrued and unused vacation, less legal deductions. This amount represents Employee's accrued and unused vacation time through January 4, 2005.

d. pay Employee the lump sum amount of $54,200.00 (5,000 x $10.84)in exchange for the value of the unvested one time Restricted Stock Grant awarded in October 2004.

                  e. pay Employee the remaining amount earned under the Management Bonus Plan in 2004, less legal deductions, no later than April 30, 2005.

                  Employee   agrees   and   recognizes   that   his   employment
                  relationship with The Company has been permanently and irrevocably terminated and agrees that he will not apply for or otherwise seek re-employment or independent contractor status at any time with Northwest Airlink and/or Pinnacle Airlines or any of its affiliated, related, subsidiary or parent corporations or their successors and that such entities have no obligation, contractual or otherwise, to hire, rehire, or re-employ him in the future.

As an inducement for Company to consummate the acquisition of this Agreement, including all of the goodwill associated with the consideration identified in Paragraph Two (2), Employee agrees that, for a period of one (1) year after the effective date of this Agreement, he will not, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing or control of, or have any financial interest in, or acquire any right to share in the profits of, be employed by, associated with, or in any manner connected with, lend his name or credit to, or render services or advice to, any business whose products or activities compete in whole or in part with Northwest Airlink and/or Pinnacle Airlines, including but not limited to any and all Regional Airlines anywhere in the United States or Canada; provided, however, that the Employee may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any


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enterprise  (but  without  otherwise  participating  in the  activities  of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934. This paragraph may be modified and/or waived at the sole discretion of Pinnacle's President and Chief Executive Officer provided that the Employee consults with and obtains written approval from Pinnacle's President and Chief Executive Officer prior to accepting employment with a business whose products or activities compete with Northwest Airlink and/or Pinnacle Airlines. Employee
agrees  that  this  covenant  is  reasonable   with  respect  to  its  duration,
geographical area and scope. Employee's failure to contact and receive approval from the President and Chief Executive Officer prior to accepting employment with a Regional Airline shall constitute a material breach of the Agreement entitling Northwest Airlink and/or Pinnacle Airlines to liquidated damages as set forth herein. Employee recognizes and understands that in the event that he violates this provision, the Company will immediately cease payment of all separation payments and the Company will have no obligation to pay him in the future. Employee also agrees as further consideration and inducement for this compromise to return and/or forfeit to the Company all sums received pursuant to this Agreement for such a breach, as liquidated and stipulated damages. Additionally, in case of violation, Employee agrees to pay all of the Company's attorney(s) fees and other cost associated with enforcing the provisions of this Agreement.



         3. Return of Consideration.

         Employee understands that this Agreement is final and binding. Employee agrees not to challenge its enforceability. If Employee attempts to challenge the enforceability of this Agreement, he shall initially tender to the Company, by certified funds delivered to the Company, all monies and other value he receives pursuant to this Agreement, and shall invite the Company to retain such monies and agree with him to cancel this Agreement. In the event the Company accepts this offer, the Company shall retain such monies and this Agreement shall be cancelled. In the event the Company does not accept such offer, the Company shall so notify Employee, and shall place such monies in an interest-bearing escrow account pending resolution of the dispute as to whether this Agreement shall be set aside and/or otherwise rendered unenforceable.

         4. Cessation of Authority.

         Employee understands and agrees that he is no longer authorized to incur any expenses, obligations or liabilities, or to make any commitments on behalf of the Company. Employee agrees to submit to the Chief Operations Officer, on or before the Effective Date, any and all expenses incurred by him through that date and any and all contracts or other obligations entered into by Employee on behalf of the Company.

         5. Return of Company Materials and Property.

         Employee understands and agrees that he will turn over to the Company, on or before the Effective Date, all files, memoranda, records, credit cards and other documents, physical or personal property which he


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         received  from the  Company  and/or  which he used in the course of his employment with the Company and which are the property of the Company or its customers. Employee agrees, represents and acknowledges that as a result of his employment with the Company, he has had in his custody, possessions and control proprietary documents, data, materials, files and other similar items concerning proprietary information of the Company, and Employee acknowledges, warrants and agrees that he has returned all such items and any copies or extras thereof and any other property, files or documents obtained as a result of his employment with the Company and has held such information in trust and in strict confidence and will continue to do so after the Effective Date.

         6. No Obligation.

         Employee agrees and understands that the consideration described above in Section 2 of the Agreement is not required by the Company's policies and procedures. The Employee further agrees and understands that he is waiving rights and claims, including rights and claims under the Age Discrimination in Employment Act, in exchange for consideration to which is not already entitled. The Employee further agrees and understands that his entitlement to receive the consideration set forth above is conditioned upon his execution of this Separation Agreement and General Release and compliance with the terms of this Separation Agreement and General Release.

         7. Severability.

         The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.


         8. Confidentiality; Professionalism.

         Employee represents and agrees that he will keep the terms, amount, value, and nature of consideration paid to him, and the fact of this Separation Agreement and General Release completely confidential, and that he will not hereafter disclose any information concerning this Separation Agreement and General Release to anyone other than his immediate family, attorney and/or tax preparer who will be informed of and bound by this confidentiality clause.

         Reciprocally, the Company agrees to keep this same information confidential, and will disclose it only to those individuals within or affiliated with the Company who have a "need to know," unless required by law or recommended by counsel.


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         Employee  agrees that he will not make or issue, or procure any person, firm or entity to make or issue, any statement in any form concerning the Company, Employee's employment relationship or the termination of Employee's employment relationship with the Company to any person or entity if such statement is harmful to or disparaging of the Company, its affiliates or any of their employees, officers, directors, agents or representatives. Employee agrees that any violation by him of this
         Section 8 will obligate him to return all consideration paid to him under this agreement as liquidated damages, in addition to all other legal and equitable remedies the Company might have to recover damages and seek equitable relief against the Employee.

         9. References.

         The Company agrees to provide Employee with a neutral reference should he seek new employment, giving only his dates of employment, job title and stating that Employee resigned in order to pursue other opportunities outside the Company. For this purpose, Employee agrees to direct inquiries from prospective employers to the Vice President, Human Resources attention. The Company will disclose no negative or adverse information about Employee.

         Reciprocally, Employee agrees that he will communicate nothing negative or adverse about the Company, and will state only that he resigned to pursue other opportunities outside the Company.

         10. Complete Release.

         As a material inducement to the Company to enter into this Separation Agreement and General Release, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and each of the Company's owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, former employees, representatives, attorneys, parent companies, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives and attorneys of such parent companies, divisions, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively "Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions,


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         causes of action,  suits, rights,  demands,  costs, losses,  debts, and expenses of any nature whatsoever, known or unknown, suspected or unsuspected, actual and consequential, specific and general, however denominated, from the beginning of time up to and including the time of the signing of this Agreement; whether for back pay, severance, compensation (including deferred compensation, stock options, bonuses or commissions), health and/or life insurance premiums, policies and/or coverage, vacation pay, sick pay, income from any source, declaratory or injunctive relief, compensatory or punitive damages, wages, money, remuneration, costs, expenses, attorney's fees, retaliatory discharge in violation of public policy, or thing of value whatsoever including, but not limited to, rights arising out of alleged violations or breaches of any contracts, express or implied, or any tort, or any legal restrictions on the Company's right to terminate employees, or any federal, state or other governmental statute, regulation, or ordinance, including, without limitation: Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, (race, color, religion, sex, and national origin discrimination); the Americans with Disabilities Act (disability discrimination); 42 U.S.C. ss. 1981
         (discrimination);   29  U.S.C.  ss.  206(d)(1)  (equal  pay);  the  Age
         Discrimination in Employment Act; Executive Order 11246 (race, color, religion, sex and national origin discrimination); Executive Order 11141 (age discrimination); Section 503 of the Rehabilitation Act of
         1973   (handicap   discrimination);   Tennessee   Human   Rights   Act;
         Consolidated Omnibus Budget Reconciliation Act of 1985, 29 U.S.C. ss. 1161 et seq., Family & Medical Leave Act, Employee Retirement Income Security Act of 1974 (ERISA), as each may have been amended, and those based on wrongful discharge, breach of an implied or express contract, promissory estoppel, intentional or negligent infliction of emotional distress or outrage, defamation, misrepresentation, fraud, public policy, common law, good faith and fair dealing, negligence, invasion of privacy, interference of employment which Employee now has, owns or holds, or claims to have, own or hold, or which Employee at any time heretofore had, owned or held, or claimed to have, owned or held, against each or any of the Releasees at any time up to and including the Effective Date.

         11.  Litigation.

         Employee agrees that neither Employee nor any person or organization on Employee's behalf will file, or permit to be filed, any action for legal or equitable relief, including damages and injunctive, declaratory, monetary or other relief, including attorneys' fees and costs, involving any matter occurring at any time or related in any way to Employee's employment relationship or the termination of Employee's employment relationship with the Company or involving any continuing effects of any acts or practices that may have arisen or occurred during Employee's employment relationship or the termination of Employee's employment relationship with the Company.

         In addition, at the Company's request you will cooperate in the prosecution or defense of any pending or future claims or lawsuits involving the Company, about which you have knowledge of the underlying facts. For the time you spend working on claims or lawsuits, at the request of the Company, after other payments under this agreement cease, you will be reimbursed at the equivalent hourly rate at which you were being compensated by the Company, immediately prior to your separation.


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         12.  Indemnification.

         As a further material inducement to the Company to enter into this Agreement, Employee hereby agrees to indemnify and hold each and all of the Releasees harmless from and against any and all loss, costs, damages, or expenses, including, without limitation, attorneys' fees incurred by Releasees, or any of them, arising out of any breach of this Agreement by Employee or the fact that any representation made herein by Employee was false when made.


         13.  Consultation with an Attorney; Twenty-One (21) Days to Decide.

         The Company advises Employee to consult with an attorney prior to executing this Agreement. Employee agrees that Employee has had the opportunity to consult counsel if Employee chose to do so. Employee further acknowledges that Employee has been given up to twenty-one days to decide whether to execute this Agreement, and that Employee has had sufficient time to read and consider this Agreement before executing it. Employee acknowledges that he is responsible for any costs and fees resulting from his attorney reviewing this Agreement and understands its contents, that Employee signs this Agreement voluntarily, with a full understanding of its significance, and intending to be bound by its terms.

         14.  Right to Revoke.

         Employee may revoke and cancel this  Agreement at any time within seven
         (7) days after Employee's execution of this Agreement by providing notice to the Company. If the Employee does so revoke, this Agreement will be null and void and the Company shall have no obligation to provide the consideration specified in Section 3 above. This Agreement shall not become effective and enforceable until after the expiration of the seven (7) day revocation period; after such time, if there has been no revocation, the Agreement shall be fully effective and enforceable.

         15.  No Other Representation.

         Employee represents and acknowledges that in executing this Agreement Employee does not rely, and has not relied, upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasees' agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

         16.  Sole and Entire Agreement.

         This Agreement sets forth the entire agreement between the parties hereto, and supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof.


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         17.  Binding Effect.

         As used in this Agreement, all references to "Company" will also be construed to refer to the Company's parent corporation, subsidiaries, affiliates and controlling parties. This Agreement will inure to and be binding upon the parties hereto and their respective heirs, representatives, successors, transferees and assigns.

         18.  Full and Careful Consideration.

         Please take this Agreement home and carefully consider all of its provisions before signing it. You may take up to twenty-one days (21) to decide whether you want to accept and sign this Agreement. Also, if you sign this Agreement, you will then have an additional seven (7) days in which to revoke your acceptance of this Agreement after you have signed it. This Agreement will not be effective or enforceable, nor will any consideration be paid, until after the seven (7) day revocation period has expired. Again, you are free, and encouraged, to discuss the contents and advisability of signing this Agreement with an attorney of your choosing. Employee acknowledges that Employee signs this Agreement of Employee's own free will in exchange for the consideration to be given to Employee pursuant to Section 3 of this Agreement, which Employee acknowledges, is adequate and satisfactory.

         19.  Effective Date

         This Agreement and General Release will not become effective and no consideration except for accrued and unused vacation pay pursuant to 3.c. will be paid until the eighth (8th) day following the date on which Employee signs this Agreement and General Release.



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     PLEASE READ  CAREFULLY.  THIS  SEPARATION  AGREEMENT  AND  GENERAL  RELEASE
INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.



 Executed at Eads, Tennessee, this 4th day of January, 2005.
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                                              /s/ Jon G. Young
                                             -----------------------------------
                                                          Employee

Sworn to and subscribed
before me this 6th day
of December, 2005.


/s/ Frances D. Becton
------------------------------------
          NOTARY PUBLIC

My Commission Expires October 10, 2006.

      [NOTARY SEAL]




                                            PINNACLE AIRLINES, INC.



                                            By: /s/ Alice Pennington
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